UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 18, 2015

HELEN OF TROY LIMITED

(Exact name of registrant as specified in its charter)

Commission File Number:  001-14669

Bermuda	74-2692550
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

CLARENDON HOUSE

2 CHURCH STREET

HAMILTON, BERMUDA

(Address of principal executive offices)

ONE HELEN OF TROY PLAZA

EL PASO, TEXAS 79912

(United States mailing address of registrant and zip code)

915-225-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

As previously disclosed, on March 20, 2013, Kaz USA, Inc. (“Kaz USA”), a wholly owned subsidiary of Helen of Troy Limited (the “Company”), entered  into that certain Loan Agreement, dated as of March 1, 2013 (the “Loan Agreement”), by and between Kaz USA and Mississippi Business Finance Corporation (the “MBFC”) in connection with the issuance by MBFC of up to $38,000,000 of taxable industrial development revenue bonds (the “Bonds”). The Bonds were issued under a Trust Indenture, dated as of March 1, 2013 (the “Indenture”), between MBFC and Deutsche Bank National Trust Company, as trustee (the “Trustee”), and are payable from payments made by Kaz USA pursuant to the Loan Agreement.

On February 18, 2015, MBFC and the Trustee entered into that certain Second Supplemental Trust Indenture, effective February 1, 2015 (the “Second Supplemental Indenture”), with the consent of Kaz USA and Bank of America, N.A., the purchaser of the Bonds.  The Second Supplemental Indenture amended the Indenture to provide that the Bonds and the related loans to Kaz USA will bear interest at a variable rate as elected by Kaz USA equal to either (a) a “Base Rate” (as defined in the Indenture) plus a margin within a range of 0.000% to 1.000% (decreased from a range of 0.000% to 1.125%), depending upon the leverage ratio at the time of the borrowing or (b) the respective one, two, three, or six-month LIBOR rate plus a margin within a range of 1.000% to 2.000% (decreased from a range of 1.000% to 2.125%), depending upon the leverage ratio at the time of the borrowing.

The foregoing descriptions of the Loan Agreement, the Indenture and the Second Supplemental Indenture are not complete descriptions of all of the parties’ rights and obligations under such agreements and are qualified in their entirety by reference to the Second Supplemental Indenture that is filed with this Current Report on Form 8-K as Exhibit 10.1, the Loan Agreement that was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 26, 2013 and the Indenture that was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on March 26, 2013, each of which is incorporated by reference herein.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

10.1	Second Supplemental Trust Indenture, dated as of February 18, 2015 but effective February 1, 2015, by and between Mississippi Business Finance Corporation and Deutsche Bank National Trust, as trustee.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: February 23, 2015	/s/ Brian Grass
Brian Grass
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Second Supplemental Trust Indenture, dated as of February 18, 2015 but effective February 1, 2015, by and between Mississippi Business Finance Corporation and Deutsche Bank National Trust, as trustee.